EXHIBIT 99.2

AGREEMENT CONCERNING
JOINT FILING OF SCHEDULE 13G

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated: December 11, 2025

V. PREM WATSA

/s/ V. Prem Watsa

THE SECOND 810 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	Director

THE SECOND 1109 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

12002574 CANADA INC.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FFHL GROUP LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	President and Chief Operating Officer

FAIRFAX (US) INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ODYSSEY GROUP HOLDINGS, INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ODYSSEY REINSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

CRUM & FORSTER HOLDINGS CORP.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

UNITED STATES FIRE INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

THE NORTH RIVER INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

1102952 B.C. UNLIMITED LIABILITY COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD ASSURANCE COMPANY HOLDINGS I, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD ASSURANCE COMPANY, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD ASSURANCE HOLDINGS (IRELAND) LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD ASSURANCE HOLDINGS (U.S.) INC

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD ASSURANCE COMPANY (U.S.) INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

AW UNDERWRITERS INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD SPECIALTY INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD SURPLUS LINES INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD NATIONAL ASSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact